UNITED STATES
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                      SECURITIES AND EXCHANGE COMMISSION
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                            WASHINGTON, D.C. 20549

                                   FORM 8-K
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                                CURRENT REPORT
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                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):      March 9, 2004

                         ANNTAYLOR STORES CORPORATION
                         ----------------------------
            (Exact name of registrant as specified in its charter)

        Delaware                       1-10738                  13-3499319
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(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
 of Incorporation)                                           Identification No.)

                             142 West 57th Street
                           New York, New York 10019
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  (Address, including Zip Code, of Registrant's Principal Executive Offices)

                                (212) 541-3300
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             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
                                --------------
                (Former Names or Former Addresses, if Changed
                              Since Last Report)


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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
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        AnnTaylor Stores Corporation held an earnings conference call on
Tuesday, March 9, 2004. A copy of the transcript of the call is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

        The information included herein and in Exhibit 99.1 is being furnished under Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.





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                                  SIGNATURES
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ANNTAYLOR STORES CORPORATION
                                               ------------------------------


                                               By:/s/ Barbara K. Eisenberg
                                                  ------------------------
                                                  Barbara K. Eisenberg
Date:  March 9, 2004                              Senior Vice President,
                                                  General Counsel and Secretary



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                                EXHIBIT INDEX
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Exhibit No.                       Description
-------------------------------------------------------------------------------
 99.1 Transcript of AnnTaylor Stores Corporation earnings conference call held on Tuesday, March 9, 2004.







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